UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 May 2, 2011
 (Date of earliest event reported)

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           At a meeting duly called and held on May 2, 2011, the independent directors of the Board of Directors of Home Properties, Inc. (the “Company”) who constitute the Compensation Committee (the “Compensation Committee”) approved changes to compensation arrangements for the executive officers who were named in the Summary Compensation Table of the Company’s Proxy Statement issued in connection with the 2011 Annual Meeting of Stockholders (the “Named Executive Officers”), other than the Chief Executive Officer.  At a meeting duly called and held on May 3, 2011, the Board of Directors of the Company approved changes to the compensation arrangements for the Chief Executive Officer.  The changes to all of those arrangements are described on Exhibit 10.1 to this 8-K.

(b)           Also on May 3, 2011, the Company’s Board of Directors approved changes to the compensation arrangements for the non-employee directors and a grant of stock options and restricted stock to each of the non-employee directors as described on Exhibit 10.2 to this 8-K.

(c)           At a meeting duly called and held on May 2, 2011, the Compensation Committee approved an Incentive Compensation Plan to be effective January 1, 2011 (the “Bonus Plan”).  The Bonus Plan provides for the payment of annual cash bonuses to eligible employees.  The Bonus Plan is administered by the Compensation Committee.  On or before March 1 of each year, the Compensation Committee will establish award levels for threshold performance, target performance and high performance as well as the performance criteria to be applicable that year.  Award levels are established as a percentage of a participant’s base salary.  The performance criteria established by the Compensation Committee may be based on the Company’s financial performance, department and/or individual performance, management effectiveness and such other criteria as the Compensation Committee may determine.  Criteria may be absolute or relative.  After the end of each calendar year, the Compensation Committee will determine the level of achievement of the performance criteria.  The Compensation Committee has discretionary authority to increase or decrease the amount of bonus payable.  Payment of the award to the Company’s Chief Executive Officer is 100% in the Board of Director’s discretion.  A copy of the Bonus Plan is attached as Exhibit 10.3 to this Form 8-K.

(d)           At a meeting duly called and held on May 2, 2011, the Compensation Committee established the award levels and performance criteria for the bonus to be paid in 2012 under the Bonus Plan for services rendered in 2011 by the Named Executive Officers and other participants, other than the Chief Executive Officer.  At a meeting duly called and held on May 3, 2011, the Board of Directors approved the award levels and performance criteria for the bonus to be paid in 2012 under the Bonus Plan for services rendered in 2011 by the Chief Executive Officer.  Threshold, target and maximum bonus opportunities for the Chief Executive Officer and the other Named Executive Officers are the following percentages of the Named Executive Officers’ base salary:  Edward J. Pettinella, President and Chief Executive Officer – 60%, 120% and 180%; David P. Gardner, Executive Vice President and Chief Financial Officer – 45%, 90% and 135%; Ann M. McCormick, Executive Vice President and General Counsel – 45%, 90% and 135%; Scott A. Doyle, Senior Vice President – 30%, 60% and 90%; and John E. Smith, Senior Vice President – 30%, 60% and 90%.  The Compensation Committee also established the 2011 performance criteria and weighting of the performance criteria for the Named Executive Officers, other than the Chief Executive Officer.  The Board of Directors established the 2011 performance criteria and weighting of the performance criteria for the Chief Executive Officer.

Sixty percent of the bonus award for services rendered in 2011 for all of the Named Executive Officers depends on achievement by the Company of a certain level of per share Operating FFO (as defined in the Bonus Plan) and of growth in Same Store Net Operating Income (as defined in the Bonus Plan) relative to the Company’s peers.  The peer group to be utilized for determining the level of performance for relative Same Store Net Operating Income is the same Multifamily Peer Group identified as such in the Company’s Proxy Statement issued in connection with the 2011 Annual Meeting of Stockholders.  Twenty percent of the bonus award for services rendered in 2011 for all of the Named Executive Officers depends on the achievement of certain identified management effectiveness goals and the other twenty percent is based on the achievement of certain identified individual goals.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting was held on May 3, 2011.  Of the 38,344,584 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 35,725,204 shares (representing 93.17%) were present either in person or by proxy.  The following describes the proposals considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2011.

Proposal 1:  To elect eight Directors of the Company to serve until the 2012 Annual Meeting of Stockholders and until their respective successors is elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen R. Blank	31,633,146	680,126	3,411,932
Alan L. Gosule	31,910,021	403,251	3,411,932
Leonard F. Helbig, III	31,317,163	996,109	3,411,932
Charles J. Koch	32,146,723	166,549	3,411,932
Thomas P. Lydon, Jr.	32,128,735	184,537	3,411,932
Edward J. Pettinella	32,041,254	272,018	3,411,932
Clifford W. Smith, Jr.	31,441,598	871,674	3,411,932
Amy L. Tait	29,906,816	2,406,456	3,411,932

Proposal 2:  Non-binding advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,222,609	985,182	105,481	3,411,932

Proposal 3:  Non-binding advisory vote on the frequency of future executive compensation votes.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
28,354,607	216,309	3,689,134	53,222	3,411,932

Based on these results, the Board of Directors of the Company has determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis.  Accordingly, the next stockholder advisory vote on the compensation of the Company’s named executive officers will be held at the Company’s 2012 Annual Meeting.  The next required stockholder advisory vote regarding the frequency of future advisory votes on executive compensation will be held in six years at the Company’s 2017 Annual Meeting.

Proposal 4:  Approval the Home Properties, Inc. 2011 Stock Benefit Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,283,936	4,949,858	79,478	3,411,932

Proposal 5:  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011.

Votes For	Votes Against	Abstentions
32,264,045	421,179	39,980

No other matters were voted upon at the Annual Meeting.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits
10.1	Changes to Compensation Arrangements for Named Executive Officers
10.2	Changes to Compensation Arrangements for Non-Employee Directors
10.3	Home Properties, Inc. Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME PROPERTIES, INC.
(Registrant)

Date:           May 5, 2011                                           By:      /s/ David P. Gardner
David P. Gardner
Executive Vice President and Chief Financial Officer